PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY
(Offering Highest Daily Lifetime Income v3.0)

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 15, 2016

To

Prospectuses dated April 29, 2016

IMPORTANT: The information contained in this Rate Sheet Prospectus Supplement (this “Supplement”) applies only if you elect one of the Highest Daily Income Lifetime v3.0 benefits. If you do not elect one of these benefits, the information contained in this Supplement is inapplicable to your annuity.

This Supplement should be read and retained with the prospectus for the Premier Retirement Variable Annuities. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to provide the Roll-up Rate and Withdrawal Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Premier Retirement Variable Annuities Prospectus.

The rates below apply for applications signed between September 15, 2016 and October 14, 2016.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after

October 15, 2016. Also, it is possible for a new Rate Sheet Prospectus Supplement to be filed prior to October 14, 2016, which would supersede this Supplement. Any superseding Supplement will not apply if you already signed an Application. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:

5%

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Ages	Single Percentage	Spousal Percentage
50 – 54	3%	2.5%
55 – 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5%	4.5%
70 – 84	5%	4.5%
85+	6%	5.5%

Please note: In order for you to receive the Roll-up Rate and Withdrawal Percentages reflected in this Supplement, your Application or benefit election form must be signed within the time period disclosed above. From the date you sign your Application or benefit election form, we must also receive that paperwork in Good Order within 15 calendar days, and for new purchases the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

Subject to the rules stated above, it is important to note that if either (1) the Roll-up Rate; and/ or (2) the Withdrawal Percentages (collectively the “set of rates”) that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed your paperwork.

PPJRT0916

FOR REPLACEMENT CONTRACTS ISSUED IN NEW YORK ONLY: If you are applying for this contract as a replacement for an existing life insurance policy or annuity contract, in order for you to receive the Roll-up Rate and Withdrawal Percentages (collectively the "set of rates") reflected in this Supplement: (1) your Authorization to Disclose form must be signed within the time period disclosed above; (2) we must also receive the Authorization to Disclose form within 15 calendar days of the date you sign it; and (3) the replacement process must be complete, you must submit your application and have your contract funded within 85 calendar days from the date you signed the Authorization to Disclose form. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

Subject to the rules stated above, it is important to note that if either (1) the Roll-up Rate; and/or (2) the Withdrawal Percentage that we are currently offering on either the date you sign your application or the effective date of the benefit is higher than the set of rates we were offering on the date you signed the Authorization to Disclose form and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive the highest set of rates. If any rates have decreased when we compare the set of rates that we were offering on the date you signed the Authorization to Disclose form to the sets of rates we are offering on the date you sign your application and the set of rates we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed the Authorization to Disclose form.

PPJRT0916